    As filed with the Securities and Exchange Commission on August 26, 1999
                                                     Registration No.  333-83939
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                 _____________
                        POST-EFFECTIVE AMENDMENT NO. 1
                                      To
                                   Form S-3
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                                 _____________

                              REALNETWORKS, INC.
            (Exact name of registrant as specified in its charter)

                Washington                               91-1628146
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)               Identification Number)

                        2601 Elliott Avenue, Suite 1000
                           Seattle, Washington 98121
                                (206) 674-2700
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  Paul Bialek
                Senior Vice President - Finance and Operations
                          and Chief Financial Officer
                              RealNetworks, Inc.
                              2601 Elliott Avenue
                          Seattle, Washington  98144
                                (206) 674-2700
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                 _____________

                Copies of all communications should be sent to:
                               Scott L. Gelband
                               Perkins Coie LLP
                         1201 Third Avenue, 40th Floor
                        Seattle, Washington  98101-3099
                                (206) 583-8888
                                 _____________

       Approximate date of commencement of proposed sale to the public:
    This post-effective amendment deregisters those shares of common stock that remain unsold hereunder as of the effective date hereof

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

       If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]____________

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]____________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
================================================================================

                         DEREGISTRATION OF SECURITIES

     On July 28, 1999, RealNetworks, Inc. filed a registration statement on Form S-3 (No. 333-83939) (the "Form S-3") which registered 26,666 shares of its common stock for resale from time to time. The Form S-3 was declared effective by the Commission on August 10, 1999.

     This Post-Effective Amendment No. 1 to the Form S-3 deregisters all of the shares of common stock that remain unsold hereunder as of the date hereof.

           [The remainder of this page is intentionally left blank.]

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington on August 26, 1999.

                                      REALNETWORKS, INC.

                                      By: /s/ Paul Bialek
                                          ----------------------------------
                                      Paul Bialek
                                      Senior Vice President - Finance and
                                      Operations and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            Signature                                   Title                                Date
            ---------                                   -----                                ----
          Robert Glaser               Chief Executive Officer, Chairman of the            August 26, 1999
---------------------------------     Board and Treasurer
         *Robert Glaser               (Principal Executive Officer)

        /s/ Paul Bialek               Senior Vice President - Finance and Operations      August 26, 1999
---------------------------------     and Chief Financial Officer
          Paul Bialek                 (Principal Financial and Accounting Officer)

        *Edward Bleier                                 Director                           August 26, 1999
---------------------------------
         Edward Bleier

         *James Breyer                                 Director                           August 26, 1999
---------------------------------
          James Breyer

         *Bruce Jacobsen                               Director                           August 26, 1999
---------------------------------
          Bruce Jacobsen

         *Mitchell Kapor                               Director                           August 26, 1999
---------------------------------
          Mitchell Kapor

*By:    /s/ Paul Bialek                                                                   August 26, 1999
     ------------------------------------
         Paul Bialek
       Attorney-in-Fact